SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to §240.14a-12

LifeLock, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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TO:	All Employees
FR:	Hilary Schneider
DT:	TBD
SJ:	A New Day for LifeLock

Dear Team,

I’m proud to announce that LifeLock has agreed to be acquired by Symantec, a global leader in cybersecurity.

The combination of LifeLock, ID Analytics and Symantec creates the potential for powerful, comprehensive and innovative new fraud and identity solutions. It’s rare to find two companies that share not only a passion for customer experience, innovation and growth, but also a strong commitment to values, mission and employees.

I’m convinced this deal will enable LifeLock to further evolve to meet the increasingly complex needs of our members and enterprise customers for both identity protection and fraud risk solutions.

I’ve long admired Symantec and their focus on cyber security innovation, which complements our security first mission. They’re also known for a customer-centric approach across all aspects of their business. It’s a perfect fit for LifeLock.

Symantec leaders value LifeLock’s talented team and are excited to grow this business. Their decision to acquire our company is a testament to the great strides we’ve made in building a premium brand, products and experiences. We’ve delivered strong revenue and net new member growth for 46 straight quarters. We’ve established a new technology platform that allows us to innovate new products and services for our members. And, through ID Analytics, we have a unique data set and advanced algorithms to meet the fraud risk needs of some of the nation’s largest companies in financial services and other sectors.

I can’t share this news without thanking you, our employees. You’ve built this company into what it is today—member- and customer-focused, industry-leading, and innovative. I couldn’t ask for a better team to lead, and I mean that from the bottom of my heart.

The acquisition must still be approved by shareholders and is subject to other customary closing conditions, including antitrust review. Until the deal is closed, likely in the first half of 2017, LifeLock will continue to operate as a separate company.

No doubt, you have a lot of questions, and we’ll share answers when and as we have them. Please know that I’m committed to transparency over the coming weeks and months.

Thank you for your commitment and leadership—and for the amazing work I know you’ll continue to do for our members and customers.

Hilary

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Symantec Corporation (together with its consolidated subsidiaries, “Symantec”) and

LifeLock, Inc. (the “Company” or “LifeLock”), including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the common stock of the Company, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against the Company, its officers or directors related to the merger agreement or the transaction, (viii) the possibility that competing offers or acquisition proposals for the Company will be made; (ix) risks regarding the failure to obtain the necessary financing to complete the proposed transaction; (x) risks related to the equity and debt financing and related guarantee arrangements entered into in connection with the proposed transaction; and (xi) the ability of Symantec to implement its plans, forecasts, and other expectations with respect to the Company’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this communication. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, LifeLock, Inc. (“LifeLock”) will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, LifeLock will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF LIFELOCK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT LIFELOCK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LIFELOCK AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by LifeLock with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at LifeLock’s website (http://investor.lifelock.com) or by writing to LifeLock, Inc., Investor Relations, 60 East Rio Salado Parkway, Suite 400, Tempe, AZ 85281.

LifeLock and its directors and executive officers are participants in the solicitation of proxies from LifeLock’s stockholders with respect to the transaction. Information about LifeLock’s directors and executive officers and their ownership of LifeLock’s common stock is set forth in LifeLock’s proxy statement on Schedule 14A filed with the SEC on March 24, 2016. To the extent that holdings of LifeLock’s securities have changed since the amounts printed in LifeLock’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the

SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.